UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: September 8, 2011


                                   ASPI, INC.
                           --------------------------
               (Exact name of Company as specified in its charter)


          Delaware                     000-21477                52-1945748
----------------------------     ----------------------    ---------------------
(State or other jurisdiction       (Commission File        (IRS Employer Identif
       of incorporation)                 Number)              -ication Number)


                       7609 Ralston Road, Arvada, CO 80002
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  303-422-8127
                                  ------------
                (Company's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On September 8, 2011, ASPI, Inc., a Delaware corporation, ("the Company") entered into an agreement with Prestige Prime Office Limited, a Hong Kong corporation ("Prestige"), and Huge Earn Investment Limited, a BVI Corporation ("Huge Earn") and Mr. Po Shu Michael Choy ("Mr. Choy").

Under the Agreement, the operation of the leasehold Business Centre managed by Huge Earn will transfer to Prestige on October 1, 2011. This transfer of operation includes decoration, fixtures and fittings, equipment, and tenancy agreements with serviced office clients and virtual office clients. Prestige will enter a new into lease with the landlord.

In consideration, Mr. Choy will receive 25,000,000 common shares of ASPI, a Promissory Note for $450,000 USD (subject to a credit for the security deposits paid by the tenants held by Huge Earn), due upon six months' notice without interest.

A copy of the Agreement is attached as Exhibit 10.1.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

         Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

         Exhibit No.                                 Description

         10.1                                        Agreement



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           ASPI, INC.

Date:  October 17, 2011



                                           By: /s/ Yuen Ling Look
                                               ---------------------------------
                                               Yuen Ling Look, President,
                                               and Chief Executive Officer






























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